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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): February 19, 2002

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None
(Former name or former address, if changed since last report.)

Item 5.        Other Events

        On February 19, 2002, Andrew Corporation issued a press release regarding its acquisition of Celiant Corporation. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

(c)	Exhibits.
99.1	Press release dated February 19, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: February 20, 2002	By:	/s/ CHARLES R. NICHOLAS
Charles R. Nicholas Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 19, 2002

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Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX